SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                                 FORM 8-K/A
                                 AMENDMENT 3

                                CURRENT REPORT

                       Pursuant to Section 13 or 15(d)
                    of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): June 30, 2001


                            SENTRY BUILDERS CORP.
          (Exact name of Registrant as specified in its charter)

                                  0-30974
                          Commission File Number

           Delaware                                     11-2159633
(State or other jurisdiction of                      (I.R.S. Employer
 incorporation or organization)                       Identification No.)

        38 Hartman Hill Road                               11743
	Huntington, New York  				(Zip Code)
(Address of principal executive offices)

                Registrant's telephone number: (631)367-7450

                     --------------------------------

Item 2. ACQUISITION OR DISPOSITION OF ASSETS

On June 30, 2001, Sentry Builder Corp. (the "Company" or "Sentry") acquired 100% of the issued and outstanding stock (50 shares) of Route 537 Realty, Inc. ("Route 537"), a New York corporation. The acquisition occurred pursuant to the terms of a Purchase Agreement made and entered into as of June 30, 2001 by and between Richard Melius (sole shareholder of Route 537) and Sentry Builders Corp. Pursuant to the terms of the Purchase Agreement, the Company acquired 100% of Route 537 (50 shares) in exchange for 3,000,000 shares of Sentry. Upon completion of the transaction, Route 537 Realty, Inc. became a wholly-owned subsidiary of Sentry. Richard Melius is the President and CEO of both companies.

Route 537 Realty, Inc. owns a motel and restaurant in Wrightstown, New Jersey, appraised at $1.5 million. The premises are mortgage free.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (a)   Financial Statements of Business Acquisition.
The financial statements required by this Item 7(a) are filed on pages F1-F26 of this report.

    (c)   Exhibits (previously submitted)

     Exhibit Number         Description
     --------------         -----------
          99.1              Purchase Agreement dated June 30,
                            2001 by and between Richard Melius and
                            Sentry Builders Corp.

                                 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

						SENTRY BUILDERS CORP.
						 (Registrant)

Date: December 12, 2001                      By /s/ Richard Melius
						    Richard Melius
						    President and CEO

                            Route 538 Realty Corp.
                                FYE 12/31/99





                             TABLE OF CONTENTS





Independent Auditor's Report                                    F-2


FINANCIAL STATEMENTS

Balance Sheet - Assets                                          F-3

Balance Sheet - Liabilities and Stockholders' Equity            F-4

Statement of Income                                             F-5

Statement of Cash Flows                                         F-6

Statement of Stockholders' Equity                               F-7

Notes to Financial Statements                                   F-8

F.X. DUFFY & CO.                            4265 KELLY DRIVE
CERTIFIED PUBLIC                            PHILADELPHIA, PA  19129-1722
ACCOUNTANT                                  Tel: 215-438-8400 Fax 215-438-9630



                       INDEPENDENT AUDITOR'S REPORT


Board of Directors
Route 537 Realty, Corp.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 1999 and the accompanying statements of Income, Cash Flow and Stockholder's Equity for the twelve months then ended at our offices in Philadelphia, Pennsylvania. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 1999 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                                  __________________
                                                  F. X. Duffy & Co.


July 23, 2000

                            ROUTE 537 REALTY, CORP.

                                BALANCE SHEET

                           AS OF DECEMBER 31, 1999


                                  ASSETS




TOTAL CURRENT ASSETS                                       $        0


OTHER ASSETS:

Mortgage Receivable                760,942
                                   -------



TOTAL OTHER ASSETS                                            760,942
                                                              -------


TOTAL ASSETS                                               $  760,942







The accompanying notes are an integral part of the financial statements.

                            ROUTE 537 REALTY, CORP.

                                BALANCE SHEET

                            AS OF DECEMBER 31, 1999




                     LIABILITIES AND STOCKHOLDERS' EQUITY




TOTAL CURRENT LIABILITIES                                 $        0


LONGTERM LIABILITIES:

Loan from shareholder              1,123,250
                                   ---------


TOTAL LONGTERM LIABILITIES                                 1,123,250
                                                           ----------


TOTAL LIABILITIES                                          1,123,250


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)         50,000
Retained Earnings                   (412,308)
                                    ---------

TOTAL STOCKHOLDERS' EQUITY                                  (362,308)
                                                           ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                $  760,942
                                                          ===========



The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                            STATEMENT OF INCOME

               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999





INCOME                                                      $        0



OPERATING EXPENSES:
Business Tax                           325
Interest                            46,710
Legal & Accounting                     350
                                    ------

TOTAL OPERATING EXPENSES                                        47,385
                                                              ---------


NET LOSS                                                    $  (47,385)
                                                              =========




The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                           STATEMENT OF CASH FLOWS

                 FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Loss                                         $    (47,385)

        NET CASH USED BY OPERATING ACTIVITIES                 (47,385)

CASH FLOWS FROM INVESTING ACTIVITIES:
        Net Cash Provided by Shareholder                       73,906
                                                              --------

        NET CASH PROVIDED BY INVESTING ACTIVITIES              73,906
                                                              --------

CASH FLOWS FROM FINANCING ACTIVITIES:
        Principal Payments                                    (26,521)
                                                              --------


        NET CASH USED BY FINANCING                            (26,521)
                                                              --------

NET DECREASE IN CASH                                                0


CASH AT THE BEGINNING OF PERIOD                                     0


        CASH AT THE END OF PERIOD                        $          0
                                                         =============






The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                      STATEMENT OF STOCKHOLDERS' EQUITY

            FOR THE PERIOD JANUARY 1, 1999 TO DECEMBER 31, 1999



                                 Common Stock    Accumulated         Total
                                 (50 Shares)     Earnings
                                 Par Value


Opening Balance
(12/31/1998)                      $ 50,000       $ (364,923)     $ (314,923)


Net Loss
(1/1/99 to 12/31/99)                                (47,385)        (47,385)
                                  --------       -----------     -----------


Balance At
(12/31/99)                        $ 50,000       $ (412,308)     $ (362,308)
                                  ========       ===========     ===========







The accompanying notes are an integral part of the financial statements.

                            ROUTE 537 REALTY, CORP.

                        NOTES TO FINANCIAL STATEMENT

                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 1999


1.  NATURE OF BUSINESS

Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The
Company operated as a real estate company until the sale of its real assets in 1994.


2.  MORTGAGE RECEIVABLE

As of December 31, 1999 the Company has a mortgage receivable in the amount of $760,942. This mortgage is secured by the property located at Wrightstown-Trenton Road and Monmouth Road,
Wrightstown, New Jersey, Burlington County. The original mortgage terms as filed in May 1994 are:

Mortgage Amount                      $ 775,000
Interest Rate                               8%
Term                                  40 years

Principle and interest were payable in monthly installments. No payments on this mortgage receivable were received in the twelve months ended December 31, 1999. Thus there was no income in 1999.


3. PENDING FORECLOSURE

As a result of non-payment of the mortgage receivable the Company has begun foreclosure proceedings on the real estate secured by the mortgage. The foreclosure was completed in the year 2000 resulting in the reacquisition of the real asset and disposition of the mortgage receivable.

                           Route 537 Realty Corp.
                                FYE 12/31/00





                             TABLE OF CONTENTS





Independent Auditor's Report                                 F-10


FINANCIAL STATEMENTS

Balance Sheet - Assets                                       F-11

Balance Sheet - Liabilities and Stockholders' Equity         F-12

Statement of Income                                          F-13

Statement of Cash Flows                                      F-14

Statement of Stockholders' Equity                            F-15

Notes to Financial Statements                                F-16

F.X. DUFFY & CO.                            4265 KELLY DRIVE
CERTIFIED PUBLIC                            PHILADELPHIA, PA  19129-1722
ACCOUNTANT                                  Tel: 215-438-8400 Fax 215-438-9630



                        INDEPENDENT AUDITOR'S REPORT



Board of Directors
Route 537 Realty, Corp.
38 Hartman Hills Road
Huntingdon, NY  11743

We have audited the accompanying balance sheet of Route 537 Realty, Corp. as of December 31, 2000 and the accompanying statements of Income, Cash Flow and Stockholder's Equity for the twelve months then ended at our offices in Philadelphia, Pennsylvania. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards and Government Auditing Standards, issued by the Comptroller General of the United States. Those standards require that we plan and perform the audit to obtain reasonable assurances about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Route 537 Realty, Corp. as of December 31, 2000 and the results of its operations and its cash flows and its (analysis of net worth/changes in stockholders' equity) for the year then ended in conformity with generally accepted accounting principles.

Our audit was conducted for the purpose of forming an opinion on the basic financial statements taken as a whole. Such information has been subjected to the auditing procedures applied in the audit of the basic financial statements and, in our opinion, is fairly stated in all material respects in relation to the financial statements taken as a whole.


                                                   __________________
                                                   F. X. Duffy & Co.


February 28, 2001

                          ROUTE 537 REALTY, CORP.

                              BALANCE SHEET

                         AS OF DECEMBER 31, 2000


                                  ASSETS




TOTAL CURRENT ASSETS                                     $          0

FIXED ASSETS:

Land                                785,000
Building & Improvements             615,000
                                    -------

TOTAL FIXEDASSETS                                           1,400,000
                                                            ---------
OTHER ASSETS:

Mortgage Receivable                       0
                                    -------

TOTAL OTHER ASSETS                                                  0
                                                            ---------


TOTAL ASSETS                                              $ 1,400,000
                                                            =========






The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                               BALANCE SHEET

                           AS OF DECEMBER 31, 2000




                    LIABILITIES AND STOCKHOLDERS' EQUITY




TOTAL CURRENT LIABILITIES                                     $         0


LONGTERM LIABILITIES:

Loan from shareholder                   1,762,308
                                        ----------


TOTAL LONGTERM LIABILITIES                                      1,762,308
                                                                ---------


TOTAL LIABILITIES                                               1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)              50,000
Retained Earnings                        (412,308)
                                         ---------

TOTAL STOCKHOLDERS' EQUITY                                      (362,308)
                                                                ---------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $  1,400,000
                                                               ==========



The accompanying notes are an integral part of the financial statements.

                            ROUTE 537 REALTY, CORP.

                             STATEMENT OF INCOME

               FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000





INCOME                                                      $        0




TOTAL OPERATING EXPENSES                                             0
                                                               -------


NET PROFIT/LOSS                                             $        0
                                                               =======







The accompanying notes are an integral part of the financial statements.

                          ROUTE 537 REALTY, CORP.

                          STATEMENT OF CASH FLOWS

              FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000


CASH FLOWS FROM OPERATING ACTIVITIES:
        Net Loss                                               $       0

        NET CASH USED BY OPERATING ACTIVITIES                          0
                                                               ---------


CASH FLOWS FROM INVESTING ACTIVITIES:

	NET CASH PROVIDED BY INVESTING ACTIVITIES 	               0
                                                               ---------

CASH FLOWS FROM FINANCING ACTIVITIES:

        NET CASH USED BY FINANCING                                     0
                                                               ---------


NET DECREASE IN CASH                                                   0


CASH AT THE BEGINNING OF PERIOD                                        0
                                                               ---------


        CASH AT THE END OF PERIOD                              $       0
                                                               =========





The accompanying notes are an integral part of the financial statements.

                          ROUTE 537 REALTY, CORP.

                     STATEMENT OF STOCKHOLDERS' EQUITY

           FOR THE PERIOD JANUARY 1, 2000 TO DECEMBER 31, 2000



                                Common Stock    Accumulated     Total
                                (50 Shares)     Earnings
                                Par Value


Opening Balance
(12/31/1999)                     $ 50,000       $ (412,308)     $ (362,308)


Net Loss
(1/1/00 to 12/31/00)                                     0               0
                                 --------       -----------     -----------


Balance At
(12/31/00)                       $ 50,000       $ (412,308)     $ (362,308)
                                 ========       ===========     ===========








The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.
                        NOTES TO FINANCIAL STATEMENT
                FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2000

1.  NATURE OF BUSINESS
    Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The
    Company operated as a real estate company until the sale of its real assets in 1994.

2.  REAL ASSET REACQUISTION
    There was an exchange of debt between the shareholder and the corporation. The shareholder, not the corporation, was principal of the foreclosures. Once the shareholder secured possession of the real asset another exchange of debt between the shareholder and the corporation took place. A fair market value of the real estate was used. Later in the fiscal period significant improvements were made to the asset; the costs of improvement were financed solely by the shareholder. The corporation reacquired the asset on March 1, 2001.

    The real asset represents a building and its improvements and the land value. The building was once a restaurant/motel and still has the capabilities to be such but at the present time is inactive.

    The asset value of $ 1,400,000 represents the reacquisition cost of the asset plus the additional improvements made during the year. Improvements began with the reacquisition and continued during the year.

3.  DEPRECIATION
    At this time the asset is inactive. No depreciation has been calculated at this time. Internal Revenue Service regulated depreciation will begin when the asset begins business use.

4.  BUSINESS OPERATIONS
    At the current time there are no business operations being conducted at the asset location. There have been no motel/restaurant business operations since reacquisition of the real asset.

5.  SHAREHOLDER NOTE
    As of December 31, 2000 the Company has a note payable outstanding in the amount of $1,762,308. The note is payable to the Company's sole shareholder. There are currently no repayment terms and any repayment terms will be deferred until the Company has substantial and continuing businesses income. Thus the note will be classified long-term until repayment terms are arranged. There is no collateral pledged against this note.

                            Route 537 Realty Corp.
                            Quarter Ending 3/31/01






                              TABLE OF CONTENTS





Accountant's Report                                               F-18


FINANCIAL STATEMENTS

Balance Sheet - Assets                                            F-19

Balance Sheet - Liabilities and Stockholders' Equity              F-20

Notes to Financial Statements                                     F-21

F.X. DUFFY & CO.                            4265 KELLY DRIVE
CERTIFIED PUBLIC                            PHILADELPHIA, PA  19129-1722
ACCOUNTANT                                  Tel: 215-438-8400 Fax 215-438-9630




                            ACCOUNTANT'S REPORT



Board of Directors
Route 537 Realty, Corp.
38 Hartman Hills Road
Huntingdon, NY  11743



We have compiled the accompanying balance sheet of Route 537 Realty, Corp. as of March 31, 2001 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly do not express an opinion or any other form of assurance on them. However, we did become aware of a departure from generally accepted accounting principles that is described in the following paragraph.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and changes in financial position. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                                  __________________
                                                  F. X. Duffy & Co.




September 10, 2001

                           ROUTE 537 REALTY, CORP.

                                 BALANCE SHEET

                            AS OF MARCH 31, 2001


                                   ASSETS




TOTAL CURRENT ASSETS                                          $          0

FIXED ASSETS:

Land                                  785,000
Building & Improvements               615,000
                                      -------

TOTAL FIXED ASSETS                                               1,400,000
                                                                 ---------

OTHER ASSETS:

Mortgage Receivable                         0
                                      -------

TOTAL OTHER ASSETS                                                       0


TOTAL ASSETS                                                   $ 1,400,000
                                                               ===========






The accompanying notes are an integral part of the financial statements.

                            ROUTE 537 REALTY, CORP.

                                 BALANCE SHEET

                             AS OF MARCH 31, 2001




                     LIABILITIES AND STOCKHOLDERS' EQUITY




TOTAL CURRENT LIABILITIES                                   $          0


LONGTERM LIABILITIES:

Loan from shareholder                1,762,308
                                     ----------

TOTAL LONGTERM LIABILITIES                                     1,762,308
                                                               ----------


TOTAL LIABILITIES                                              1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)           50,000
Retained Earnings                     (412,308)
                                      ---------

TOTAL STOCKHOLDERS' EQUITY                                      (362,308)
                                                               ----------

TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                  $  1,400,000
                                                               ==========




The accompanying notes are an integral part of the financial statements.

                            ROUTE 537 REALTY, CORP.

                          NOTES TO FINANCIAL STATEMENT

                   FOR THE THREE MONTHS ENDED MARCH 31, 2001


1.  NATURE OF BUSINESS

    Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The
    Company operated as a real estate company until the sale of its real assets in 1994.

2.  MERGER

    There is presently a merger being completed between the Company and Sentry Builders Corp. The merger is being accounted for by the pooling of interest method.

                            Route 537 Realty Corp.
                            Quarter Ending 6/30/01





                               TABLE OF CONTENTS





Accountant's Report                                           F-23


FINANCIAL STATEMENTS

Balance Sheet - Assets                                        F-24

Balance Sheet - Liabilities and Stockholders' Equity          F-25

Notes to Financial Statements                                 F-26

F.X. DUFFY & CO.                            4265 KELLY DRIVE
CERTIFIED PUBLIC                            PHILADELPHIA, PA  19129-1722
ACCOUNTANT                                  Tel: 215-438-8400 Fax 215-438-9630





                              ACCOUNTANT'S REPORT



Board of Directors
Route 537 Realty, Corp.
38 Hartman Hills Road
Huntingdon, NY  11743



We have compiled the accompanying balance sheet of Route 537 Realty, Corp. as of June 30, 2001 in accordance with Statements on Standards for Accounting and Review Services issued by the American Institute of Certified Public Accountants.

A compilation is limited to presenting in the form of financial statements information that is the representation of management. We have not audited or reviewed the accompanying financial statements and, accordingly do not express an opinion or any other form of assurance on them. However, we did become aware of a departure from generally accepted accounting principles that is described in the following paragraph.

Management has elected to omit substantially all of the disclosures required by generally accepted accounting principles. If the omitted disclosures were included in the financial statements, they might influence the user's conclusions about the Company's financial position, results of operations, and changes in financial position. Accordingly, these financial statements are not designed for those who are not informed about such matters.


                                                  __________________
                                                  F. X. Duffy & Co.


September 10, 2001

                           ROUTE 537 REALTY, CORP.

                               BALANCE SHEET

                            AS OF JUNE 30, 2001


                                  ASSETS




TOTAL CURRENT ASSETS                                       $         0

FIXED ASSETS:

Land                                 785,000
Building & Improvements              615,000
                                     -------

TOTAL FIXED ASSETS                                           1,400,000
                                                             ---------

OTHER ASSETS:

Mortgage Receivable                        0
                                     -------

TOTAL OTHER ASSETS                                                   0
                                                             ---------


TOTAL ASSETS                                               $ 1,400,000
                                                           ===========







The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                                BALANCE SHEET

                             AS OF JUNE 30, 2001




                     LIABILITIES AND STOCKHOLDERS' EQUITY




TOTAL CURRENT LIABILITIES                                    $          0


LONGTERM LIABILITIES:

Loan from shareholder                   1,762,308
                                        ---------

TOTAL LONGTERM LIABILITIES                                      1,762,308
                                                                ----------


TOTAL LIABILITIES                                               1,762,308


STOCKHOLDERS' EQUITY:

Common Stock (Par Value $.01)              50,000
Retained Earnings                        (412,308)
                                        ----------


TOTAL STOCKHOLDERS' EQUITY                                       (362,308)
                                                                ----------


TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY                   $  1,400,000
                                                                ==========



The accompanying notes are an integral part of the financial statements.

                           ROUTE 537 REALTY, CORP.

                        NOTES TO FINANCIAL STATEMENT

                  FOR THE THREE MONTHS ENDED JUNE 30, 2001


1.  NATURE OF BUSINESS

    Route 537 Realty, Corp. (The "Company") is currently an inactive corporation with no business activity. The Company was incorporated in the State of New York on March 24, 1989. The
    Company operated as a real estate company until the sale of its real assets in 1994.

2.  MERGER

    There is presently a merger being completed between the Company and Sentry Builders Corp. The merger is being accounted for by the pooling of interest method.